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                                               Exhibit 23(b)


                          CONSENT OF COUNSEL


     I hereby consent to the reference to me in the Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.) under the caption "Legal Matters" in the Prospectus contained therein.


                                      /s/ David D. Horn
                                      ----------------------------
                                      DAVID D. HORN, ESQ.



September 9, 1996